UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2021

PDL Community Bancorp

(Exact name of Registrant as Specified in Its Charter)

Federal	001-38224	82-2857928
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2244 Westchester Avenue Bronx, NY		10462
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (718) 931-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PDLB	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	PDL Community Bancorp files an application with the U.S. Treasury for an investment under the Emergency Capital Investment Program

On August 31, 2021, PDL Community Bancorp (the “Company”), the holding company for Ponce Bank and Mortgage World Bankers, Inc., filed an application with the U.S. Department of the Treasury (“Treasury”) for an investment by Treasury in the amount of $225.0 million under the Emergency Capital Investment Program (“ECIP”), created pursuant to the Consolidated Appropriations Act, 2021. Under the ECIP, Treasury will provide investment capital directly to depository institutions that are certified as a Community Development Financial Institution (“CDFI”) or Minority Depository Institution (“MDI”), of which Ponce Bank is both. The ECIP is intended to incentivize CDFIs and MDIs to provide loans, grants, and forbearance to small businesses, minority-owned businesses, and consumers in low-income and underserved communities. Treasury’s investment will be made in exchange for the CDFI issuing senior perpetual noncumulative preferred stock directly to Treasury. Subject to approval of our application and completion of our previously announced conversion to a full stock form of organization, Ponce Financial Group, Inc. will issue the senior preferred stock. Treasury has indicated that the investment will qualify as Tier 1 capital. No dividends will accrue or be due for the first two years after issuance. For years three through ten, depending upon the level of qualified and/or deep impact lending made in targeted communities, as defined in the ECIP guidelines, dividends will be at an annual rate of either 2.0%, 1.25% or 0.5% and, thereafter, will be fixed at one of the foregoing rates. The preferred stock will provide for customary preferences, including provisions upon nonpayment of dividends and board seats in such an event as well as customary protective provisions.

The Company cannot provide any assurance or guarantee concerning whether its application will be approved, that the $225.0 million applied for will be accepted, what the actual terms, conditions and preferences of the senior preferred stock will be or whether they will be acceptable to the Company.

About PDL Community Bancorp

PDL Community Bancorp is the financial holding company for Ponce Bank and Mortgage World Bankers, Inc. Ponce Bank is a federally chartered stock savings association. Ponce Bank is designated a Minority Depository Institution, a Community Development Financial Institution, and a certified Small Business Administration lender. Ponce Bank’s business primarily consists of taking deposits from the general public and to a lesser extent from alternative funding sources and investing those deposits, together with funds generated from operations and borrowings, in mortgage loans, consisting of 1-4 family residences (investor-owned and owner-occupied), multifamily residences, nonresidential properties and construction and land, and, to a lesser extent, in business and consumer loans. Ponce Bank also invests in securities, which consist of U.S. Government and federal agency securities and securities issued by government-sponsored or government-owned enterprises, as well as, mortgage-backed securities, corporate bonds and obligations, and Federal Home Loan Bank stock. Mortgage World Bankers, Inc. is a mortgage lender operating in five states and is subject to the regulation and examination of the New York State Department of Financial Services. As a Federal Housing Administration (“FHA”)-approved Title II lender, Mortgage World Bankers, Inc. originates and sells to investors single family mortgage loans guaranteed by the FHA, as well as conventional mortgages.

Forward Looking Statements

Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, adverse conditions in the capital and debt markets and the impact of such conditions on the Company’s business activities; changes in interest rates; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay the Company’s loans; the anticipated impact of the COVID-19 pandemic and the Company’s attempts at mitigation; changes in the value of securities in the Company’s investment portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; changes in accounting standards and practices; the risk that intangibles recorded in the Company’s financial statements will become impaired; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, PDL Community Bancorp’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as may be required by applicable law or regulation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PDL Community Bancorp

Date: October 5, 2021	By:	/s/ Carlos P. Naudon
Carlos P. Naudon
President and Chief Executive Officer